BORROWER'S NAME AND ADDRESS	LENDER'S NAME AND ADDRESS	
BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREET BAKERY, INC. THE SOUTH STREET BAKERY, INC. 3400 MT. PLEASANT STREET, BURLINGTON, IA 52601	CENTRAL STATE BANK 109 W MAIN STREET PO BOX 548 STATE CENTER, IA 50247	Loan Number 63049 Date 01-27-2012 Maturity Date 06-01-2012 Loan Amount $ 2,750,000.00 Renewal Of
"I" includes each borrower above, jointly and severally.	"You" means the lender, its successors and assigns.	

COPY

For value received, I promise to pay to you, or your order, at your address listed above the **PRINCIPAL** sum of TWO MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100 Dollars $ 2,750,000.00

☐ **Single Advance:** I will receive all of this principal sum on ______. No additional advances are contemplated under this note.

☒ **Multiple Advance:** The principal sum shown above is the maximum amount of principal I can borrow under this note. On ______ I will receive the amount of $______ and future principal advances are contemplated.

Conditions: The conditions for future advances are ______

☐ **Open End Credit:** You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ______.

☒ **Closed End Credit:** You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 01-27-2012 at the rate of 5.000 % per year until 02-15-2012.

☒ **Variable Rate:** This rate may then change as stated below.

☒ **Index Rate:** The future rate will be 1.750 PERCENT ABOVE the following index rate: THE BASE RATE ON CORPORATE LOANS POSTED BY AT LEAST 70% OF THE 10 LARGEST U.S. BANKS KNOWN AS THE WALL STREET JOURNAL U.S. PRIME RATE. THE RESULT OF THIS CALCULATION WILL BE ROUNDED TO THE NEAREST 0.125

☐ **No Index:** The future rate will not be subject to any internal or external index. It will be entirely in your control.

☒ **Frequency and Timing:** The rate on this note may change as often as EVERY DAY BEGINNING 02-15-2012.

A change in the interest rate will take effect ______.

☐ **Limitations:** During the term of this loan, the applicable annual interest rate will not be more than ______% or less than ______%. The rate may not change more than ______% each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒ The amount of each scheduled payment will change. ☒ The amount of the final payment will change.

☐ ______.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☐ on the same fixed or variable rate basis in effect before maturity (as indicated above).

☒ at a rate equal to 15% PER ANNUM.

☒ **LATE CHARGE:** If a payment is made more than 30 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE AMOUNT.

☐ **ADDITIONAL CHARGES:** In addition to interest, I agree to pay the following charges which ☐ are ☐ are not included in the principal amount above: ______.

PAYMENTS: I agree to pay this note as follows:

MONTHLY PAYMENTS OF ACCRUED INTEREST CALCULATED ON THE AMOUNT OF CREDIT OUTSTANDING BEGINNING ON 03-01-2012 AND PRINCIPAL DUE ON 06-01-2012. THIS IS A VARIABLE RATE LOAN AND THE PAYMENT AMOUNTS MAY CHANGE. THE FINAL PAYMENT MAY ALSO CHANGE.

☐ **Unpaid Interest:** Any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:

☒ If checked, this note is a credit agreement subject to Iowa Code § 535.17 and the following notice is applicable to this note.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THESE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

☒ **SECURITY:** This note is separately secured by (describe separate document by type and date):

SECURITY AGREEMENT DATED 1-27-12

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is PURCHASE EQUIPMENT TO COMPLETE DONUT PRODUCTION LINE.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREE

SIGNATURE PAGES ATTACHED

Signature for Lender

Dan Downs

DAN DOWNS, VICE PRESIDENT/LENDING MANAGER

DEFINITIONS: As used on page 1, "☒" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state of Iowa will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

COMMISSIONS OR OTHER REMUNERATION: I understand and agree that any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or other remuneration.

In addition, I understand and agree that some other payments to third parties as part of this note may also involve money retained by you or paid back to you as commissions or other remuneration.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. You and I may provide in this agreement for accrued interest not paid when due to be added to principal. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below, or if we have agreed that accrued interest not paid when due may be added to principal.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

"Right to receive money from you" means:

(1) any deposit account balance I have with you;
(2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3) any repurchase agreement or other nondeposit obligation.

"Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided; (7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: Except as provided in the next paragraph, if this note is secured by agricultural land (as defined in Iowa Code § 172C.1) and I am in default on this note, you will give me notice of my right to cure. You may exercise your remedies only if I fail to cure my default within 45 days after you mail the notice (or 45 days after actual delivery if you use a means other than certified mail).

A notice of right to cure is not necessary and you may immediately exercise your remedies if you have: a) given me the notice with respect to two prior defaults, b) you have given me the notice with respect to a default occurring within 12 months before the current default, or I voluntarily surrender the agricultural land and you accept it in full satisfaction of the debt.

Subject to the above limitations and any limitations imposed by Iowa Code Chapter 654A, if I am in default on this note you have, but are not limited to, the following remedies:

(1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).
(2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "set-off" paragraph herein.
(3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
(4) You may refuse to make advances to me or allow purchases on credit by me.
(5) You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

(1) demand payment of amounts due (presentment);
(2) obtain official certification of nonpayment (protest); or
(3) give notice that amounts due have not been paid (notice of dishonor).

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

FINANCIAL INFORMATION: I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

CREDIT AGREEMENT: A "credit agreement" under Iowa Code § 535.17 means any contract made or acquired by a lender to loan money or extend credit for any purpose. A "credit agreement" does not mean a contract to extend credit by means of a credit card, or open end credit, or a home equity line of credit.

This note is not subject to Iowa Code § 535.17 if it is a "credit agreement" made primarily for a personal, family, or household purpose where the credit extended is twenty thousand dollars or less.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER'S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	

Signature Page for Universal Note

BORROWER: BAKERS PRIDE, INC.

By: Ron Danko

Ron Danko, Chief Executive Officer

By: Robert Brookhart

Robert Brookhart, President

BORROWER: THE JEFFERSON STREET BAKERY, INC.

By: Ron Danko

Ron Danko, Chief Executive Officer

By: Robert Brookhart

Robert Brookhart, President

BORROWER: THE MT. PLEASANT STREET BAKERY, INC.

By: Ron Danko

Ron Danko, Chief Executive Officer

By: Robert Brookhart

Robert Brookhart, President

BORROWER: THE SOUTH STREET BAKERY, INC.

By: Ron Danko

Ron Danko, Chief Executive Officer

By: Robert Brookhart

Robert Brookhart, President

LENDER: CENTRAL STATE BANK

By: Daniel J. Downs

Daniel J. Downs, Vice President/Lending Manager

DEBTOR NAME AND ADDRESS	SECURED PARTY NAME AND ADDRESS
BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREET BAKERY, INC. THE SOUTH STREET BAKERY, INC. 3400 MT. PLEASANT STREET, BURLINGTON, IA 52601	CENTRAL STATE BANK 109 W MAIN STREET PO BOX 548 STATE CENTER, IA 50247

COPY

Type: ☐ individual ☐ partnership ☒ corporation ☐ ____________
State of organization/registration(if applicable) IA
☒ If checked, refer to addendum for additional Debtors and signatures.

COMMERCIAL SECURITY AGREEMENT

The date of this Commercial Security Agreement (Agreement) is 01-27-2012.

SECURED DEBTS. This Agreement will secure all sums advanced by Secured Party under the terms of this Agreement and the payment and performance of the following described Secured Debts that (check one) ☒ Debtor ☐ ______________________________ (Borrower) owes to Secured Party:

☐ **Specific Debts.** The following debts and all extensions, renewals, refinancings, modifications, and replacements (describe):

☒ **All Debts.** All present and future debts, even if this Agreement is not referenced, the debts are also secured by other collateral, or the future debt is unrelated to or of a different type than the current debt. Nothing in this Agreement is a commitment to make future loans or advances.

SECURITY INTEREST. To secure the payment and performance of the Secured Debts, Debtor gives Secured Party a security interest in all of the Property described in this Agreement that Debtor owns or has sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property. This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and Secured Party is no longer obligated to advance funds to Debtor or Borrower.

PROPERTY DESCRIPTION. The Property is described as follows:

☐ **Accounts and Other Rights to Payment:** All rights to payment, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which Debtor may have by law or agreement against any account debtor or obligor of Debtor.

☐ **Inventory:** All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in Debtor's business.

☒ **Equipment:** All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule Debtor gives to Secured Party, but such a list is not necessary to create a valid security interest in all of Debtor's equipment.

☒ **Instruments and Chattel Paper:** All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.

☒ **General Intangibles:** All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use Debtor's name.

☒ **Documents:** All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.

☐ **Farm Products and Supplies:** All farm products including, but not limited to, all poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in Debtor's farming operations.

☒ **Government Payments and Programs:** All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conservation reserve payments under any preexisting, current, or future federal or state government program.

☒ **Investment Property:** All investment property including, but not limited to, certificated securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.

☐ **Deposit Accounts:** All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.

☒ **Specific Property Description:** The Property includes, but is not limited by, the following (if required, provide real estate description):

SEE ATTACHED EXHIBIT A

USE OF PROPERTY. The Property will be used for ☐ personal ☒ business ☐ agricultural ☐ ______________________ purposes.

SIGNATURES. Debtor agrees to the terms on pages 1 and 2 of this Agreement and acknowledges receipt of a copy of this Agreement.

DEBTOR	SECURED PARTY
BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREET BAKERY, INC.	CENTRAL STATE BANK
SIGNATURE PAGES ATTACHED	Dan Downs (signature) DAN DOWNS VICE PRESIDENT/LENDING MANAGER

GENERAL PROVISIONS. Each Debtor's obligations under this Agreement are independent of the obligations of any other Debtor. Secured Party may sue each Debtor individually or together with any other Debtor. Secured Party may release any part of the Property and Debtor will remain obligated under this Agreement. The duties and benefits of this Agreement will bind the successors and assigns of Debtor and Secured Party. No modification of this Agreement is effective unless made in writing and signed by Debtor and Secured Party. Whenever used, the plural includes the singular and the singular includes the plural. Time is of the essence.

APPLICABLE LAW. This Agreement is governed by the laws of the state in which Secured Party is located. In the event of a dispute, the exclusive forum, venue, and place of jurisdiction will be the state in which Secured Party is located, unless otherwise required by law. If any provision of this Agreement is unenforceable by law, the unenforceable provision will be severed and the remaining provisions will still be enforceable.

NAME AND LOCATION. Debtor's name indicated on page 1 is Debtor's exact legal name. If Debtor is an individual, Debtor's address is Debtor's principal residence. If Debtor is not an individual, Debtor's address is the location of Debtor's chief executive offices or sole place of business. If Debtor is an entity organized and registered under state law, Debtor has provided Debtor's state of registration on page 1. Debtor will provide verification of registration and location upon Secured Party's request. Debtor will provide Secured Party with at least 30 days notice prior to any change in Debtor's name, address, or state of organization or registration.

WARRANTIES AND REPRESENTATIONS. Debtor has the right, authority, and power to enter into this Agreement. The execution and delivery of this Agreement will not violate any agreement governing Debtor or Debtor's property, or to which Debtor is a party. Debtor makes the following warranties and representations which continue as long as this Agreement is in effect:

(1) Debtor is duly organized and validly existing in all jurisdictions in which Debtor does business;
(2) the execution and performance of the terms of this Agreement have been duly authorized, have received all necessary governmental approval, and will not violate any provision of law or order;
(3) other than previously disclosed to Secured Party, Debtor has not changed Debtor's name or principal place of business within the last 10 years and has not used any other trade or fictitious name; and
(4) Debtor does not and will not use any other name without Secured Party's prior written consent.

Debtor owns all of the Property, and Secured Party's claim to the Property is ahead of the claims of any other creditor, except as otherwise agreed and disclosed to Secured Party prior to any advance on the Secured Debts. The Property has not been used for any purpose that would violate any laws or subject the Property to forfeiture or seizure.

DUTIES TOWARD PROPERTY. Debtor will protect the Property and Secured Party's interest against any competing claim. Except as otherwise agreed, Debtor will keep the Property in Debtor's possession at the address indicated on page 1 of this Agreement. Debtor will keep the Property in good repair and use the Property only for purposes specified on page 1. Debtor will not use the Property in violation of any law and will pay all taxes and assessments levied or assessed against the Property. Secured Party has the right of reasonable access to inspect the Property, including the right to require Debtor to assemble and make the Property available to Secured Party. Debtor will immediately notify Secured Party of any loss or damage to the Property. Debtor will prepare and keep books, records, and accounts about the Property and Debtor's business, to which Debtor will allow Secured Party reasonable access.

Debtor will not sell, offer to sell, license, lease, or otherwise transfer or encumber the Property without Secured Party's prior written consent. Any disposition of the Property will violate Secured Party's rights, unless the Property is inventory sold in the ordinary course of business at fair market value. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, Debtor will record Secured Party's interest on the face of the chattel paper or instruments.

If the Property includes accounts, Debtor will not settle any account for less than the full value, dispose of the accounts by assignment, or make any material change in the terms of any account without Secured Party's prior written consent. Debtor will collect all accounts in the ordinary course of business, unless otherwise required by Secured Party. Debtor will keep the proceeds of the accounts, and any goods returned to Debtor, in trust for Secured Party and will not commingle the proceeds or returned goods with any of Debtor's other property. Secured Party has the right to require Debtor to pay Secured Party the full price on any returned items. Secured Party may require account debtors to make payments under the accounts directly to Secured Party. Debtor will deliver the accounts to Secured Party at Secured Party's request. Debtor will give Secured Party all statements, reports, certificates, lists of account debtors (showing names, addresses, and amounts owing), invoices applicable to each account, and any other data pertaining to the accounts as Secured Party requests.

If the Property includes farm products, Debtor will provide Secured Party with a list of the buyers, commission merchants, and selling agents to or through whom Debtor may sell the farm products. Secured Party may notify additional parties regarding Secured Party's interest in Debtor's farm products if Secured Party provides Debtor with the name and address of the additional party any time prior to such notification. Debtor agrees to plant, cultivate, and harvest crops in due season. Debtor will not use any loan proceeds for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as explained by federal law.

If Debtor pledges the Property to Secured Party (delivers the Property into the possession or control of Secured Party or a designated third party), Debtor will, upon receipt, deliver any proceeds and products of the Property to Secured Party. Debtor will provide Secured Party with any notices, documents, financial statements, reports, and other information relating to the Property Debtor receives as the owner of the Property.

PERFECTION OF SECURITY INTEREST. Debtor authorizes Secured Party to file a financing statement covering the Property. Debtor will comply with, facilitate, and otherwise assist Secured Party in connection with obtaining possession or control over the Property for purposes of perfecting Secured Party's interest under the Uniform Commercial Code.

INSURANCE. Debtor agrees to keep the Property insured against the risks reasonably associated with the Property until the Property is released from this Agreement. Debtor will maintain this insurance in the amounts Secured Party requires. Debtor may choose the insurance company, subject to Secured Party's approval, which will not be unreasonably withheld. Debtor will have the insurance provider name Secured Party as loss payee on the insurance policy. Debtor will give Secured Party and the insurance provider immediate notice of any loss. Secured Party may apply the insurance proceeds toward the Secured Debts. Secured Party may require additional security as a condition of permitting any insurance proceeds to be used to repair or replace the Property. If Secured Party acquires the Property in damaged condition, Debtor's rights to any insurance policies and proceeds will pass to Secured Party to the extent of the Secured Debts. Debtor will immediately notify Secured Party of the cancellation or termination of insurance. If Debtor fails to keep the Property insured, or fails to provide Secured Party with proof of insurance, Secured Party may obtain insurance to protect Secured Party's interest in the Property. The insurance may include coverages not originally required of Debtor, may be written by a company other than one Debtor would choose, and may be written at a higher rate than Debtor could obtain if Debtor purchased the insurance.

AUTHORITY TO PERFORM. Debtor authorizes Secured Party to do anything Secured Party deems reasonably necessary to protect the Property and Secured Party's interest in the Property. If Debtor fails to perform any of Debtor's duties under this Agreement, Secured Party is authorized, without notice to Debtor, to perform the duties or cause them to be performed. These authorizations include, but are not limited to, permission to pay for the repair, maintenance, and preservation of the Property and take any action to realize the value of the Property. Secured Party's authority to perform for Debtor does not create an obligation to perform, and Secured Party's failure to perform will not preclude Secured Party from exercising any other rights under the law or this Agreement.

If Secured Party performs for Debtor, Secured Party will use reasonable care. Reasonable care will not include any steps necessary to preserve rights against prior parties or any duty to take action in connection with the management of the Property.

If Secured Party comes into possession of the Property, Secured Party will preserve and protect the Property to the extent required by law. Secured Party's duty of care with respect to the Property will be satisfied if Secured Party exercises reasonable care in the safekeeping of the Property or in the selection of a third party in possession of the Property.

Secured Party may enforce the obligations of an account debtor or other person obligated on the Property. Secured Party may exercise Debtor's rights with respect to the account debtor's or other person's obligations to make payment or otherwise render performance to Debtor, and enforce any security interest that secures such obligations.

PURCHASE MONEY SECURITY INTEREST. If the Property includes items purchased with the Secured Debts, the Property purchased with the Secured Debts will remain subject to Secured Party's security interest until the Secured Debts are paid in full. Payments on any non-purchase money loan also secured by this Agreement will not be applied to the purchase money loan. Payments on the purchase money loan will be applied first to the non-purchase money portion of the loan, if any, and then to the purchase money portion in the order in which the purchase money Property was acquired. If the purchase money Property was acquired at the same time, payments will be applied in the order Secured Party selects. No security interest will be terminated by application of this formula.

DEFAULT. Debtor will be in default if:

(1) Debtor (or Borrower, if not the same) fails to make a payment in full when due;
(2) Debtor fails to perform any condition or keep any covenant on this or any debt or agreement Debtor has with Secured Party;
(3) a default occurs under the terms of any instrument or agreement evidencing or pertaining to the Secured Debts;
(4) anything else happens that either causes Secured Party to reasonably believe that Secured Party will have difficulty in collecting the Secured Debts or significantly impairs the value of the Property.

REMEDIES. After Debtor defaults, and after Secured Party gives any legally required notice and opportunity to cure the default, Secured Party may at Secured Party's option do any one or more of the following:

(1) make all or any part of the Secured Debts immediately due and accrue interest at the highest post-maturity interest rate;
(2) require Debtor to gather the Property and make it available to Secured Party in a reasonable fashion;
(3) enter upon Debtor's premises and take possession of all or any part of Debtor's property for purposes of preserving the Property or its value and use and operate Debtor's property to protect Secured Party's interest, all without payment or compensation to Debtor;
(4) use any remedy allowed by state or federal law, or provided in any agreement evidencing or pertaining to the Secured Debts.

If Secured Party repossesses the Property or enforces the obligations of an account debtor, Secured Party may keep or dispose of the Property as provided by law. Secured Party will apply the proceeds of any collection or disposition first to Secured Party's expenses of enforcement, which includes reasonable attorneys' fees and legal expenses to the extent not prohibited by law, and then to the Secured Debts. Debtor (or Borrower, if not the same) will be liable for the deficiency, if any.

By choosing any one or more of these remedies, Secured Party does not give up the right to use any other remedy. Secured Party does not waive a default by not using a remedy.

WAIVER. Debtor waives all claims for damages caused by Secured Party's acts or omissions where Secured Party acts in good faith.

NOTICE AND ADDITIONAL DOCUMENTS. Where notice is required, Debtor agrees that 10 days prior written notice will be reasonable notice to Debtor under the Uniform Commercial Code. Notice to one party is notice to all parties. Debtor agrees to sign, deliver, and file any additional documents and certifications Secured Party considers necessary to perfect, continue, or preserve Debtor's obligations under this Agreement and to confirm Secured Party's lien status on the Property.

Signature Page for Commercial Security Agreement

BORROWER: BAKERS PRIDE, INC.

By:______________________________
Ron Danko, Chief Executive Officer

By:______________________________
Robert Brookhart, President

BORROWER: THE JEFFERSON STREET BAKERY, INC.

By:______________________________
Ron Danko, Chief Executive Officer

By:______________________________
Robert Brookhart, President

BORROWER: THE MT. PLEASANT STREET BAKERY, INC.

By:______________________________
Ron Danko, Chief Executive Officer

By:______________________________
Robert Brookhart, President

BORROWER: THE SOUTH STREET BAKERY, INC.

By:______________________________
Ron Danko, Chief Executive Officer

By:______________________________
Robert Brookhart, President

LENDER: CENTRAL STATE BANK

By:______________________________
Daniel J. Downs, Vice President/Lending Manager

EXHIBIT A

QTY	Type	Manufacturer	Model / Description	Serial/VIN Number	Year
1	1 Door Electric Cabinet	Moline	EP-832027	07-J248158	2008
1	2 Door Electric Cabinet	Moline	EP-837074	07-J248161	2008
1	Scrap Incline Conveyor	Moline	CP-12-20FR	07-J248235	2008
1	Low Transfer Conveyor (Scrap)	Moline	CP-12-9FR	07-J248236	2008
1	Mobile (Trim) Cross Conveyor	Moline	CP-12-7FR	07-J248237	2008
1	Upstream Curling Roll-Single	Moline	CRTG-1-36R	07-J248238	2008
3	Powder Dispenser	Moline	FDSCR-36R	07-J248239	2008
1	Mobile Bismark Spreading Conveyor	Moline	CB-36-9FL	07-J248242	2008
1	Mobile Long John Spread Conveyor	Moline	CB-36-9FL	07-J248244	2008
1	Rotary Donut Cutter/Picker Station	Moline	CPU-36R	07-J248246	2008
1	Top Flour Removal Hood	Moline	FRH-36R	07-J248249	2008
1	36" Cross Sheeter	Moline	MCR-36	07-J248250	2008
1	Edge Trim Removal System	Moline	PSRU-36R	07-J248254	2008
1	Cross Cut Guillotine	Moline	SAG-36R	07-J248255	2008
1	Rotary Cutting/Docking Station	Moline	PCA-36R	07-J248257-01	2008
1	Rotary Cutting/Docking Station	Moline	PCA-36R	07-J248257-02	2008
1	Sheeter 2 / Makeup Line	Moline	CN-36-35FR	07-J248258	2008
1	Intralox Infeed Transfer Conveyor	Moline	10-36VR	07-J248263	2008
1	Intralox Infeed Transfer Conveyor	Moline	10-36VR	07-J248268	2008
1	Rotary Dough Sheet Former	Moline	EXT10-22	07-J248269	2008
1	Rotary Dough Chunker	Moline	SWC10-22	07-J248270	2008

1	Yeast Raised Proofer	Moline	DT9-10R	07-J248232	2008
1	Cake Donut Depositor	Moline	DK-10-12-15R	07-J248185	2008
1	30' Fryer	Moline	GF28-10.55R	07-J248215	2008
2	Fryer Exhaust	Captive Aire	NCA24FA	Job #673771 & Job #680024	2007
1	Mini Donut Cutters/Plungers and plate (5-triples)	Moline	N/A	N/A	2008
1	1.5" Cutters/Plungers & Plate (14 ea)	Moline	N/A	N/A	2008
1	1.875" Cutters/Plungers & Plate (24 ea)	Moline	N/A	N/A	2008
1	Dust Collector	Moline	FVU	07-J248248	2008
1	2 Door Electric Cabinet	Moline	EP-827077	07-J248155	N/A
1	Conveyor	The I.J. White Corporation	Spiral Freezer	Job #09502	2010
1	Conveyor	The I.J. White Corporation	Spiralox Conveyor Fabric & 180 ft. Cooling Conveyors (M&D Conveyors)	Job #07519	2008
1	Mixer (Cake Donut)	Topos Mondial	T-750	2945	2008
1	Fryer (Star Plate & Frame Hot Oil Filter)	Star Systems (Topos Mondial remanufactured)	Star Systems Model: 50-18A/SP/SH/SS/BSDUp	Star Systems # H97014; Topos Mondial # 2985	N/A
1	Waterfall Glazer	Topos Mondial	N/A	2932	N/A
1	Ameriex KP Fire System & 4 Fire Extinguishers	ABC Fire Extinguisher	N/A	94597 91478 A7227 31799 91665	2008

1	Electric Fryer (test kitchen)	Belshaw (Topos Mondial Corp. remanufactured)	N/A	3569	N/A
1	Manual Cake Donut Depositor (test kitchen)	DCA (Topos Mondial Corp. remanufactured)	RDC200M	511	N/A
1	5'x10' Butcher block workbench (test kitchen)	Topos Mondial Corp.	N/A	N/A	N/A
1	60QT Mixer w/Bowl, Dolly, J&S Hook, Paddle (test kitchen)	Hobart (Topos Mondial Corp. remanufactured)	M-600	Hobart: 1847435 / Topos Mondial: 3572	N/A
1	Proof Box - Proofer (test kitchen)	Baker's Aid (Topos Mondial Corp. remanufactured)	N/A	3573	N/A
1	Air-Cooled Chiller with Glycol System	Trane	(Series R) RTAA0904XQ02A3C0BFG & TRTAAA0904X	U03H03012	2003
2	Horizontal Mixer	Readco (Topos Mondial Corp. remanufactured)	Readco #10	2727	N/A
1	Dough Chunker & Elevator	Topos Mondial Corp.	N/A	2941	N/A
1	DCA Half Icer	Topos Mondial Corp.	N/A	2936	N/A
1	Half Icer w/ Mobile Heated Icing Tank	Topos Mondial Corp.	N/A	2936	N/A
2	Sugaring Machines	DCA (Topos Mondial Corp. remanufactured)	MD 121-2000	2929A & 2929B	N/A
1	Sugaring Machine	Topos Mondial Corp.	T-2000	3312	2009
1	Sugaring Machine	Topos Mondial Corp.	T-2000	3313	2009
1	Mixer	Topos Mondial Corp.	T-750	3196	2009
1	Heavy Duty Autofiller (Jelly Fillers)	H.A. Johnson (Johnson's)	N/A	11065	N/A
1	SS Jacketed Kettle w/agitation	Topos Mondial Corp.	N/A	3579	N/A
1	Dough Sheeter	Tromp Bakery Equipment	Order 9937	N/A	N/A
1	Shortening Extruder	Moline	N/A	163284	1995
1	Compressed Air Dryer	Harkinson	80200	0323A-2-9010-67 LR-55719	N/A
1	15" Wire Mesh 90 degree Turn Conveyor	Wire Belt Company of America	F1 16L88	336 90	1988
1	Waterfall Glazing Conveyor (Half Icer Tank and Pump)	Topos Mondial Corp.	N/A	2696	N/A

1	Conveyor System for Packaging Brownies and Donuts	N/A	N/A	N/A	N/A
1	Brownie Depositor	N/A	4P-08NT	2978	N/A
1	Hot Oil Filter and Pump	Telco Inc.	919360	2688	1996
1	Horizontal Dough Mixer	Magna	50H-4C1	40954	2002
1	~~Fuel-Fired~~ Steam Boiler	Fulton	ICS-60- 94658	National Boiler No. 94659	2003
1	Dough Extruder w/hopper	VMI (France)	TREMIE	126652	2008
1	Cooling Conveyor	Wendway	N/A	N/A	N/A
1	Heavy Duty Card Sheeter & Flow Wrapper	Doboy	Havy Duty Cardsheeter / Super Mustang	Card Sheeter: 91-13583 / Flow Wrapper: 83-20746	N/A
1	Doboy Super Mustang Wrapper	Doboy	Super Mustang SK	84-21671	N/A
1	Shrink Tunnel (Wrapper)	Weldotron	7221	HJ14172 FWO 12497	N/A
1	Automatic Weigher	Ishida	CCW-201RLC	Job Number 82/930	1982
1	Ultrasonic Cutter	Bakon B.V. Food Equipment	N/A	17064	2007
1	Weigh Checker	Barrington	BPCW-500	070785	2008
1	Unifiller Depositing System	Unifiller System Inc.	Pro 1000	PR-6079-4	2007
1	Skylift	Genie Industries	Genie Z-34/22N	1210	1998
1	Sedan	Toyota	Avalon XLS	4T1BF28BN64U381646	2004
1	Van	Ford	Econo Van E350 Super Duty	1FTSE34LX7DA21523	2007
1	Jockey Truck	Capacity	"Trailer Jockey" 147001	12931 060601677 (4LMBD21181L012931)	2001
2	Wheat Flour Tanks	Econo-Flo (Salina, KS)	N/A	N/A	Approx. 1970
2	White Flour Silos	Shick	N/A	N/A	1976
1	Mixer	Baker Perkins Inc.	513	44417 Order W.O. 3505	1947
1	Mixer	Reed Standard (Readco)	TYPE6 1/2 DM	97141	Approx. 1940's
1	Mixer	Triumph	800 GN	39927	1978
1	Flour Delivery Auger	N/A	N/A	N/A	Approx. 1990

1	10 Shelf Rotary Oven	Reed	UE800	R9949	1997
1	Divider	Oshikiri	DK4	2963	Approx. 2000
1	Rounder	Peerless	BP60	201619	2002
1	Molder-Planner	Peerless	SuperGrain P-3	201337	2004
1	Automatic Bread Pan Greaser	Mallet & Company Inc.	412-77	562-430	1987
1	Dough Conveyor & accessories	N/A	N/A	N/A	2002
1	Proof Box - Proofer	Reed Oven Co.	24-6x4	P8100	1988
1	Pan Return Conveyor System	Velten and Pulver, Inc.	N/A	N/A	1976
1	Single Lap Tray Oven	Baker Perkins Inc.	Model 924 Series Machine No. MA51304	3001340-000	Approx. 1970
1	Depanner	Capway	2000	D0670995	1995
1	Bread Cooling Conveyors	Lanhanm	N/A	N/A	Approx. 1976
35	Bread Racks, Stainless Steel	N/A	N/A	N/A	2002
1	Slicer / Tier	AMF / Burford	Slicer: MARK 50D / Tier: Model 2000	Slicer: 03/211 / Tier: 14581	1995
1	Slicer / Tier	AMF / Burford	Slicer: MARK 50C / Tier: Model 2001	3-190	Approx. 1980
1	PX Inkjet Printer	Hitachi	Type-Form: PX-D460U	PX04282405	2005
1	PX Inkjet Printer	Hitachi	Type-Form: PX-D460U	PX04286405	2005
1	Powdered Sugar Tumbler	Moline	DSM 2000L	DSM-88-498	1993
1	Commercial Mixer	Hobart	V-1401	11-085-108	1985
1	Commercial Mixer	Hobart	V-1401	N/A	Approx. 1990
1	Donut Fryer	Dawn Equipment Co.	DE-1014 PMS	8820-1087	Approx. 1987
1	Donut Drop Depositer	Belshaw	MDDRF	N/A	Approx. 1987
3	Process Refrigeration Equipment	Heatcraft Refrigeration Products LLC (Chandler Refrigeration)	1400M6C / HZTO750M6C / HZTO750M6C	T04F 02596 / T04F 02832 / T04F 02831	N/A
1	Makeup Air Unit	Bonanza Air Management Systems	8-2000	94112000.86	1994
1	Sweet Roll Make Up Table	Moline	N/A	N/A	Approx. 1975
1	Boiler	Cyclotherm Steam Generator	G718483	11499	1958
1	Boiler	Cyclotherm Steam Generator	G718436	11289	1958
1	Stainless Steel Boiler	General Vapeur (Italy)	IND-0205	070200308 006207944	2007
1	Label Machine	Auto Labe (Division of Booth Manufacturing Company)	610CS	70618	2008

1	Screw Compressor	Sullivan Palatek	60SSD	07K045	2007
1	True-Balance Sifter	Great Western Manufacturing (Leavenworth, KS)	TBS-711C-4	Shop # 4921	2010
1600	Bread Pans	Cainco (Brazil)	N/A	N/A	2010
1350	Bread Pans	Cainco (Brazil)	N/A	N/A	2010
1	Water Chiller	Chester-Jensen Co.	X6-4-OT-4-215	0358-P	2003
1	Jacketed Tank	ST Regis (CP Division)	N/A	600.9899	N/A
1	Icer with Bowl, Pump, and Cruncher	DCA (Topos Mondial Corp. remanufactured)	N/A	3016	N/A
1	Metal Detector	Loma Superscan Micro (Topos Mondial Corp. remanufactured)	N/A	3568	N/A
1	Box Truck	International			1990
2	Shortening Tanks	N/A	N/A	N/A	N/A
1	Jockey Truck	Ford	F Series F700	1FDXF70J5VVA15470	1997
1	Truck	Chevy	K2500	1GCGK24K35Z199849	1995
1	Forklift	Hyster	A30XL 24V	A203A2700 J (1988) S/O 651180	1985
2	Lift Jack	Caterpillar	NPP40	20L-12417 / 20-12442	2003
1	Straddle Jack	Lafis Fischer (Lager-technick)	LEHM 12.58	1.1.23227	2000
1	Corn Syrup Tank	N/A	N/A	N/A	Approx. 1970
9	Pallet Jacks	Barrett	WP-40-27X48	G-34-23905 (one unit)	Approx. 1980
9	Pallet Jacks	Barrett	SGX-1-60-27X96	E-31-1780 (one unit)	Approx. 1980
3	Pallet Jacks	Barrett	SGX-1-60-27X144	C-35-24812 (one unit)	Approx. 1980
6	Forklift	Toyota	2FBCA15	2FBCA15 11465 (one unit)	N/A
4	Forklift	Toyota	2FBCA25	N/A	N/A

AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is 01-27-2012. The parties and their addresses are:

OWNER: BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREET BAKERY, INC.
THE SOUTH STREET BAKERY, INC.
3400 MT. PLEASANT STREET, BURLINGTON, IA 52601

SECURED PARTY: CENTRAL STATE BANK
109 W MAIN STREET
PO BOX 548
STATE CENTER, IA 50247

COPY

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Owner.

1. LOAN, LEASE, OR CONTRACT DESCRIPTION (Loan).

- **A. Date:** 01-27-2012
- **B. Loan Number:** 63049
- **C. Loan Amount:** 2,750,000.00
- **D. Additional Information:**

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following (in addition to any requirements specified in the Loan documents).

A. I will insure the Property as listed and with the coverages shown in the COVERAGES section.

B. I will have you named on the policy, with the status listed under the STATUS section.

C. I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.

D. I will pay for this insurance, including any fee for this endorsement.

E. I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.

SEE ATTACHED EXHIBIT A

4. COVERAGES. I agree to insure the Property according to the following described risks, amount of coverage, and maximum deductible allowed.

☒ If checked, all coverages will be for the full replacement value of the Property.

Homeowner's Coverage. ☐ H.O. ☐ Other (Describe) ______________________
Insurable Value: Deductible:

Automobile Coverages. ☐ Fire ☐ Theft ☐ Collision ☐ Comprehensive ☐ Liability ☐ Other ______________________
Insurable Value: Deductible: Minimum limits:

Property Coverage. ☒ Fire ☐ Theft ☐ Collision ☐ Comprehensive ☒ Liability ☐ Other ______________________
Insurable Value: Deductible:

5. STATUS. Your status shall be listed on the insurance policy as follows.

☒ Lienholder ☐ Certificate Holder ☐ Additional Insured ☐ Mortgagee ☐ Other ______________________

California Real Property: Hazard insurance exceeding the replacement value of the improvements on the property is not required as a condition of this loan.

6. ADDITIONAL TERMS.

7. INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows.

A. **Policy Number:** ______________________ **Effective From** ______________________ **To** ______________________.

B. **Insurance Company Name, Address, and Phone Number:**

8. INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows.

A. **Agent Name:** ______________________.

B. **Agency Name, Address, and Phone Number:**

9. SIGNATURES.

SIGNATURES FOR OWNER(S) AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.

BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREET BAKERY, INC.

X ______________________ Date ______________________

SIGNATURE PAGES ATTACHED

X ______________________ Date ______________________

SIGNATURE FOR SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy coverages shown above.

By X Dan Downs Date 1/30/2012
DAN DOWNS, VICE PRESIDENT/LENDING MANAGER

SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION. By signing below, Insurance Company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.

____
Insurance Company

By X ______________________ Date ______________________

Please return to Secured Party at the address listed in the DATE AND PARTIES section.

Signature Page for Agreement to Provide Insurance

BORROWER: BAKERS PRIDE, INC.

By: ______________________________
Ron Danko, Chief Executive Officer

By: ______________________________
Robert Brookhart, President

BORROWER: THE JEFFERSON STREET BAKERY, INC.

By: ______________________________
Ron Danko, Chief Executive Officer

By: ______________________________
Robert Brookhart, President

BORROWER: THE MT. PLEASANT STREET BAKERY, INC.

By: ______________________________
Ron Danko, Chief Executive Officer

By: ______________________________
Robert Brookhart, President

BORROWER: THE SOUTH STREET BAKERY, INC.

By: ______________________________
Ron Danko, Chief Executive Officer

By: ______________________________
Robert Brookhart, President

LENDER: CENTRAL STATE BANK

By: ______________________________
Daniel J. Downs, Vice President/Lending Manager

BORROWER NAME AND ADDRESS	LENDER NAME AND ADDRESS	LOAN DESCRIPTION
BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREET BAKERY, INC. THE SOUTH STREET BAKERY, INC. 3400 MT. PLEASANT STREET, BURLINGTON, IA 52601	CENTRAL STATE BANK 109 W MAIN STREET PO BOX 548 STATE CENTER, IA 50247	Number 63049 Amount $ 2,750,000.00 Date 01-27-2012

☐ Refer to the attached Signature Addendum, incorporated herein, for additional Borrowers and their signatures.

COPY

COMMERCIAL LOAN AGREEMENT

LOAN STRUCTURE. This Commercial Loan Agreement (Agreement) contemplates ☐ a single advance term Loan ☒ a multiple advance draw Loan ☐ a revolving multiple advance draw Loan. The principal balance will not exceed $ 2,750,000.00 . Borrower will pay down a revolving draw Loan's outstanding Principal to $ ________ (Pay Down Balance) ________ (Time Period). This Loan is for ☐ agricultural ☒ business purposes.

☐ Borrower may not voluntarily prepay the Loan in full at any time. ☒ Borrower may prepay the Loan under the following terms and conditions (Any partial prepayment will not excuse any later scheduled payments until the Loan is paid in full.):

☒ **LATE CHARGES.** If a payment is made more than 30 days after it is due, Borrower will pay a late charge of 5.000% OF THE LATE AMOUNT .

FEES. Borrower agrees to pay the following fees in connection with this Loan at closing or as otherwise requested by Lender:

REQUESTS FOR ADVANCES. Borrower authorizes Lender to honor a request for an advance from Borrower or any person authorized by Borrower. The requests for an advance must be in writing, by telephone, or any other manner agreed upon by Borrower and Lender, and must specify the requested amount and date and be accompanied with any agreements, documents, and instruments that Lender requires for the Loan. Lender will make same day advances, on any day that Lender is open for business, when the request is received before 3 P.M. (Advance Cut-Off Time). Lender will disburse the advance into Borrower's demand deposit account (if any), account number ________, or in any other agreed upon manner. All advances will be made in United States dollars.

- ☐ These requests must be made by at least ________ (Number Required To Draw) persons, acting together, of those persons authorized to act on Borrower's behalf.
- ☐ Advances will be made in the amount of at least $ ________ (Minimum Amount Of Advance).
- ☐ Advances will be made no more frequently than ________ (Minimum Frequency Of Advance).
- ☒ **Discretionary Advances.** Lender will make all Loan advances at Lender's sole discretion.
- ☐ **Obligatory Advances.** Lender will make all Loan advances subject to this Agreement's terms and conditions.

FINANCIAL INFORMATION. Borrower will prepare and maintain Borrower's financial records using consistently applied generally accepted accounting principles then in effect. Borrower will provide Lender with financial information in a form acceptable to Lender and under the following terms.

A. **Frequency.** Annually, Borrower will provide to Lender Borrower's financial statements, tax returns, annual internal audit reports or those prepared by independent accountants within 120 days after the close of each fiscal year. Any annual financial statements that Borrower provides will be ☐ audited statements. ☐ reviewed statements. ☒ compiled statements.
☐ Borrower will provide Lender with interim financial reports on a ________ (Monthly, Quarterly) basis, and within ________ days after the close of this business period. Interim financial statements will be ☐ audited ☐ reviewed ☐ compiled statements.

B. **Requested Information.** Borrower will provide Lender with any other information about Borrower's operations, financial affairs and condition within 30 days after Lender's request.

☐ C. **Leverage Ratio.** Borrower will maintain at all times a ratio of total liabilities to tangible net worth, determined under consistently applied generally accepted accounting principles, of ________ (Total Liabilities to Tangible Net Worth Ratio) or less.

☐ D. **Minimum Tangible Net Worth.** Borrower will maintain at all times a total tangible net worth, determined under consistently applied generally accepted accounting principles, of $ ________ (Minimum Tangible Net Worth) or more. Tangible net worth is the amount by which total assets exceed total liabilities. For determining tangible net worth, total assets will exclude all intangible assets, including without limitation goodwill, patents, trademarks, trade names, copyrights, and franchises, and will also exclude any accounts receivable that do not provide for a repayment schedule.

☐ E. **Minimum Current Ratio.** Borrower will maintain at all times a ratio of current assets to current liabilities, determined under consistently applied generally accepted accounting principles, of ________ (Minimum Current Ratio) or more.

☐ F. **Minimum Working Capital.** Borrower will maintain at all times a working capital, determined under consistently applied generally accepted accounting principles by subtracting current liabilities from current assets, of $ ________ (Minimum Working Capital) or more. For this determination, current assets exclude ________ (Excluded Current Assets). Likewise, current liabilities include (1) all obligations payable on demand or within one year after the date on which the determination is made, and (2) final maturities and sinking fund payments required to be made within one year after the date on which the determination is made, but exclude all liabilities or obligations that Borrower may renew or extend to a date more than one year from the date of this determination.

ATTACHMENTS. The following documents are incorporated by reference into this Agreement: ☐ Asset Based Financing Agreement addendum dated ________ ☐ Commercial Security Agreement addendum dated ________ ☐ Other ________.

ADDITIONAL TERMS:

☒ **ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT. BY SIGNING THIS AGREEMENT, THE PARTIES AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT EXISTS BETWEEN THEM.**

SIGNATURES. By signing under seal, I agree to all the terms and conditions beginning on page 1 through the bottom of page 2 of this Agreement. Borrower also acknowledges receipt of a copy of this Agreement.

BORROWER:

BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREET BAKERY, INC.
Entity Name

________ (Seal) Signature SIGNATURE PAGES ATTACHED Date

________ (Seal) Signature Date

________ (Seal) Signature Date

________ (Seal) Signature Date

LENDER:

CENTRAL STATE BANK
Entity Name

Dan Downs 1/30/2012 (Seal)
Signature DAN DOWNS, VICE PRESIDENT/LENDING MANAGER Date

DEFINITIONS. In this Agreement, the following terms have the following meanings.

Accounting Terms. Accounting terms that are not specifically defined will have their customary meanings under consistently applied generally accepted accounting principles.

Loan. Loan refers to all advances made under the terms of this Agreement.

Loan Documents. Loan Documents include this Agreement and all documents prepared pursuant to the terms of this Agreement including all present and future promissory notes (Notes), security instruments, guaranties, and supporting documentation as modified, amended or supplemented.

Property. Property is any collateral, real, personal or intangible, that secures Borrower's performance of the obligations of this Agreement.

ADVANCES. To the extent permitted by law, Borrower will indemnify Lender and hold Lender harmless for reliance on any request for advance that Lender reasonably believes to be genuine. Lender's records are conclusive evidence as to the number and amount of advances and the Loan's unpaid principal and interest. If any advance results in an overadvance (when the total amount of the Loan exceeds the principal balance) Borrower will pay the overadvance, as requested by Lender. Regarding Borrower's demand deposit account(s) with Lender, Lender may, at its option, consider presentation for payment of a check or other charge exceeding available funds as a request for an advance under this Agreement. Any such payment by Lender will constitute an advance on the Loan.

CONDITIONS. Borrower will satisfy all of the following conditions before Lender makes any advances under this Agreement. If this Agreement provides for discretionary advances, satisfaction of these conditions does not commit Lender to making advances.

No Default. There has not been a default under the Loan Documents nor would a default result from making the advance.

Information. Borrower has provided all required documents, information, certifications and warranties, all properly executed on forms acceptable to Lender.

Inspections. Borrower has accommodated, to Lender's satisfaction, all inspections.

Conditions and Covenants. Borrower has performed and complied with all conditions required for an advance and all covenants in the Loan Documents.

Warranties and Representations. The warranties and representations contained in this Agreement are true and correct at the time of making the advance.

Financial Statements. Borrower's most recently delivered financial statements and reports are current, complete, true and accurate in all material respects and fairly represent Borrower's financial condition.

Bankruptcy Proceedings. No proceeding under the United States Bankruptcy Code has been commenced by or against Borrower or any of Borrower's affiliates.

WARRANTIES AND REPRESENTATIONS. Borrower makes these warranties and representations which will continue as long as this Agreement is in effect.

Power. Borrower is duly organized, validly existing and in good standing in all jurisdictions in which Borrower operates. Borrower has the power and authority to enter into this transaction and to carry on its business or activity as it is now being conducted. All persons who are required by applicable law and the governing documents of Borrower have executed and delivered to Lender this Agreement and other Loan Documents.

Authority. The execution, delivery and performance of this Agreement and the obligation evidenced by the Loan Documents are within Borrower's duly authorized powers, has received all necessary governmental approval, will not violate any provision of law or order of court or governmental agency, and will not violate any agreement to which Borrower is a party or to which Borrower or Borrower's property is subject.

Name and Place of Business. Other than previously disclosed in writing to Lender, Borrower has not changed its name or principal place of business within the last ten years and has not used any other trade or fictitious name. Without Lender's prior written consent, Borrower will not use any other name and will preserve Borrower's existing name, trade names and franchises.

No Other Liens. Borrower owns or leases all property that is required for its business and except as disclosed, the property is free and clear of all liens, security interests, encumbrances and other adverse interests.

Compliance With Laws. Borrower is not violating any laws, regulations, rules, orders, judgments or decrees applicable to Borrower or its property, except as disclosed to Lender.

Financial Statements. Borrower represents and warrants that all financial statements Borrower provides fairly represent Borrower's financial condition for the stated periods, are current, complete, true and accurate in all material respects, include all direct or contingent liabilities, and that there has been no material adverse change in Borrower's financial condition, operations or business since the date the financial information was prepared.

COVENANTS. Until the Loan and all related debts, liabilities and obligations under the Loan Documents are paid and discharged, Borrower will comply with the following terms, unless Lender waives compliance in writing.

Inspection and Disclosure. Borrower will allow Lender or its agents to enter any of Borrower's premises during mutually agreed upon times, to do the following: (1) inspect, audit, review and obtain copies from Borrower's books, records, orders, receipts, and other business related data; (2) discuss Borrower's finances and business with anyone who claims to be Borrower's creditor; (3) inspect Borrower's Property, audit for the use and disposition of the Property's proceeds; or do whatever Lender decides is necessary to preserve and protect the Property and Lender's interest in the Property. As long as this Agreement is in effect, Borrower will direct all of Borrower's accountants and auditors to permit Lender to examine and make copies of Borrower's records in their possession, and to disclose to Lender any other information that they know about Borrower's financial condition and business operations. Lender may provide Lender's regulator with required information about Borrower's financial condition, operation and business or that of Borrower's parent, subsidiaries or affiliates.

Business Requirements. Borrower will preserve and maintain its present existence and good standing in jurisdictions where Borrower is organized and operates. Borrower will continue its business or activities as presently conducted, by obtaining licenses, permits and bonds where needed. Borrower will obtain Lender's prior written consent before ceasing business or engaging in any line of business that is materially different from its present business.

Compliance with Laws. Borrower will not violate any laws, regulations, rules, orders, judgments or decrees applicable to Borrower or Borrower's property, except for those which Borrower challenges in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its appeal should Borrower lose. On request, Borrower will provide Lender with written evidence that Borrower has fully and timely paid taxes, assessments and other governmental charges levied or imposed on Borrower and its income, profits and property. Borrower will adequately provide for the payment of taxes, assessments and other charges that have accrued but are not yet due and payable.

New Organizations. Borrower will obtain Lender's written consent before organizing, merging into, or consolidating with an entity; acquiring all or substantially all of the assets of another; or materially changing legal structure, management, ownership or financial condition.

Other Liabilities. Borrower will not incur, assume or permit any debt evidenced by notes, bonds or similar obligations except debt in existence on the date of this Agreement and fully disclosed to Lender; debt subordinated in payment to Lender on terms acceptable to Lender; accounts payable incurred in the ordinary course of business and paid under customary trade terms or contested in good faith with reserves satisfactory to Lender; or as otherwise agreed to by Lender.

Notice. Borrower will promptly notify Lender of any material change in financial condition, a default under the Loan Documents, or a default under any agreement with a third party which materially and adversely affects Borrower's property, operations or financial condition.

Dispose of No Assets. Without Lender's prior written consent, Borrower will not sell, lease, assign, or otherwise distribute all or substantially all of its assets.

Insurance. Borrower will obtain and maintain insurance with insurers in amounts and coverages that are acceptable to Lender and customary with industry practice. This may include without limitation credit insurance, insurance policies for public liability, fire, hazard and extended risk, workers compensation, and, at Lender's request, business interruption and/or rent loss insurance. Borrower may obtain insurance from anyone Borrower wants that is acceptable to Lender. Borrower's choice of insurance provider will not affect the credit decision or interest rate. At Lender's request, Borrower will deliver to Lender certified copies of all of these insurance policies, binders or certificates. Borrower will obtain and maintain a mortgagee or loss payee endorsement for Lender when these endorsements are available. Borrower will require all insurance policies to provide at least 10 days prior written notice to Lender of cancellation or modification. Borrower consents to Lender using or disclosing information relative to any contract of insurance required for the Loan for the purpose of replacing this insurance. Borrower also authorizes its insurer and Lender to exchange all relevant information related to any contract of insurance executed as required by any Loan Documents.

Property Maintenance. Borrower will keep property that is necessary or useful in its business in good working condition by making all needed repairs, replacements and improvements and by making payments due on the property.

DEFAULT. If the Loan is payable on demand, Lender may demand payment at any time whether or not any of the following events have occurred. Borrower will be in default if any one or more of the following occur. (1) Borrower fails to make a payment in full when due. (2) Borrower makes an assignment for the benefit of creditors or becomes insolvent, either because Borrower's liabilities exceed its assets or Borrower is unable to pay debts as they become due; or Borrower petitions for protection under any bankruptcy, insolvency or debtor relief laws, or is the subject of such a petition or action and fails to have the petition or action dismissed within a reasonable period of time. (3) Borrower fails to perform any condition or to keep any promise or covenant on this Agreement or any debt or agreement Borrower has with Lender. (4) A default occurs under the terms of any instrument evidencing or pertaining to this Agreement. (5) If Borrower is a producer of crops, Borrower fails to plant, cultivate and harvest crops in due season. (6) Any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained by federal law. (7) Anything else happens that either significantly impairs the value of the Property or, unless controlled by the New Jersey Banking Law, causes Lender to reasonably believe that Lender will have difficulty collecting the Loan.

REMEDIES. After Borrower defaults, and after Lender gives any legally required notice and opportunity to cure, Lender may at its option use any and all remedies Lender has under state or federal law or in any of the Loan Documents, including, but not limited to, terminating any commitment or obligation to make additional advances or making all or any part of the amount owing immediately due. Lender may set-off any amount due and payable under the terms of the Loan against Borrower's right to receive money from Lender, unless prohibited by applicable law. Except as otherwise required by law, by choosing any one or more of these remedies Lender does not give up Lender's right to use any other remedy. Lender does not waive a default if Lender chooses not to use a remedy, and may later use any remedies if the default continues or occurs again.

COLLECTION EXPENSES AND ATTORNEYS' FEES. To the extent permitted by law, Borrower agrees to pay all expenses of collection, enforcement and protection of Lender's rights and remedies under this Agreement. Expenses include, but are not limited to, reasonable attorneys' fees including attorney fees as permitted by the United States Bankruptcy Code, court costs and other legal expenses. These expenses will bear interest from the date of payment until paid in full at the contract interest rate then in effect for the Loan. **FL:** Attorneys' fees will be 10 percent of the principal sum due or a larger amount as the court judges as reasonable and just. **GA:** Attorneys' fees will be 15 percent of the principal and interest owing.

GENERAL PROVISIONS. This Agreement is governed by the laws of the jurisdiction where Lender is located, the United States of America and to the extent required, by the laws of the jurisdiction where the Property is located.

Joint And Individual Liability And Successors. Each Borrower, individually, has the duty of fully performing the obligations on the Loan. Lender can sue all or any of the Borrowers upon breach of performance. The duties and benefits of this Loan will bind and benefit the successors and assigns of Borrower and Lender.

Amendment, Integration And Severability. The Loan Documents may not be amended or modified by oral agreement. Borrower agrees that any party signing this Agreement as Borrower is authorized to modify the terms of the Loan Documents. Borrower agrees that Lender may inform any party who guarantees this Loan of any Loan accommodations, renewals, extensions, modification, substitutions, or future advances. The Loan Documents are the complete and final expression of the understanding between Borrower and Lender. If any provision of the Loan Documents is unenforceable, then the unenforceable provision will be severed and the remaining provisions will be enforceable.

Waivers And Consent. Borrower, to the extent permitted by law, consents to certain actions Lender may take, and generally waives defenses that may be available based on these actions or based on the status of a party to the Loan. Lender may renew or extend payments on the Loan. Lender may release any borrower, endorser, guarantor, surety, or any other co-signer. Lender may release, substitute, or impair any Property securing the Loan. Lender's course of dealing, or Lender's forbearance from, or delay in, the exercise of any of Lender's rights, remedies, privileges, or right to insist upon Borrower's strict performance of any provisions contained in the Loan Documents, will not be construed as a waiver by Lender, unless the waiver is in writing and signed by Lender. Lender may participate or syndicate the Loan and share any information that Lender decides is necessary about Borrower and the Loan with the other participants.

Interpretation. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Agreement. Unless otherwise indicated, the terms of this Agreement shall be construed in accordance with the Uniform Commercial Code.

Notice. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in this Agreement, or to any other address designated in writing. Notice to one party will be deemed to be notice to all parties. Time is of the essence.

______ ______

Signature Page for Commercial Loan Agreement

BORROWER: BAKERS PRIDE, INC.

By: ______________________________
Ron Danko, Chief Executive Officer

By: ______________________________
Robert Brookhart, President

BORROWER: THE JEFFERSON STREET BAKERY, INC.

By: ______________________________
Ron Danko, Chief Executive Officer

By: ______________________________
Robert Brookhart, President

BORROWER: THE MT. PLEASANT STREET BAKERY, INC.

By: ______________________________
Ron Danko, Chief Executive Officer

By: ______________________________
Robert Brookhart, President

BORROWER: THE SOUTH STREET BAKERY, INC.

By: ______________________________
Ron Danko, Chief Executive Officer

By: ______________________________
Robert Brookhart, President

LENDER: CENTRAL STATE BANK

By: ______________________________
Daniel J. Downs, Vice President/Lending Manager

BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREET BAKERY, INC., THE SOUTH STREET BAKERY, INC. THE SOUTH STREET BAKERY, INC. 3400 MT. PLEASANT STREET, BURLINGTON, IA 52601 **BORROWER'S NAME AND ADDRESS** "I" includes each borrower above, jointly and severally.	CENTRAL STATE BANK 109 W MAIN STREET PO BOX 548 STATE CENTER, IA 50247 **LENDER'S NAME AND ADDRESS** "You" means the lender, its successors and assigns.	Loan Number 63049 Date 01-27-2012 Mat. Date 06-01-2012 Loan Amount $ 2,750,000.00 Renewal Of ______

COPY

DISBURSEMENT AUTHORIZATION

I hereby authorize and request the following disbursement from the loan referenced above:

a. Amount given to me directly	$	o.	$
b. Amount paid on my account (# ______)	$	p.	$
c. To Lender	$	q.	$
Amounts paid to others on my behalf:		r.	$
d. Insurance Companies	$	s.	$
e. Public Officials	$	t.	$
f. CENTRAL STATE BANK ORIGINATION FEE	$ 55,000.00	u.	$
g. PRE-CLOSING UCC SEARCH FEES	$ 484.00	v.	$
h. POST-CLOSING UCC SEARCH FEES	$ 484.00	w.	$
i. UCC FILING FEES	$ 190.00	x.	$
j. CERTIFICATES OF STANDING	$ 320.00	y.	$
k.	$	z.	$
l.	$	aa.	$
m.	$	bb.	$
n.	$	cc.	$

Comments:

BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREET BAKERY, INC., THE SOUTH STREET BAKERY, INC.

X ______________________ X ______________________
SIGNATURE PAGES ATTACHED

X ______________________ X ______________________

X ______________________ X ______________________

Loan Officer: DAN DOWNS Dan Downs

Signature Page for Disbursement Authorization

BORROWER: BAKERS PRIDE, INC.

By: ______________________
Ron Danko, Chief Executive Officer

By: ______________________
Robert Brookhart, President

BORROWER: THE JEFFERSON STREET BAKERY, INC.

By: ______________________
Ron Danko, Chief Executive Officer

By: ______________________
Robert Brookhart, President

BORROWER: THE MT. PLEASANT STREET BAKERY, INC.

By: ______________________
Ron Danko, Chief Executive Officer

By: ______________________
Robert Brookhart, President

BORROWER: THE SOUTH STREET BAKERY, INC.

By: ______________________
Ron Danko, Chief Executive Officer

By: ______________________
Robert Brookhart, President

LENDER: CENTRAL STATE BANK

By: ______________________
Daniel J. Downs, Vice President/Lending Manager

GUARANTOR NAME AND ADDRESS	LENDER NAME AND ADDRESS	
AMINCOR, INC. 1350 AVENUE OF THE AMERICAS NEW YORK, NY 10019	CENTRAL STATE BANK 109 W MAIN STREET PO BOX 548 STATE CENTER, IA 50247	Number 63049 Amount 2,750,000.00 Date JANUARY 27, 2012

COPY

GUARANTY

DATE. The date of this Guaranty is 01-27-2012.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender (with its participants, successors and assigns), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of BAKERS PRIDE, INC., THE JEFFERSON STREET BAKERY, INC., THE MT PLEASANT STREET BAKERY, INC., THE SOUTH STREET BAKERY, INC. (Borrower) or to engage in any other transactions with Borrower, the Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

INDEBTEDNESS.

☒ **Specific Debts.** The Guarantor guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: PROMISSORY NOTE DATED 1-27-12 IN THE AMOUNT OF $2,750,000 and any extensions, renewals or replacements thereof (Indebtedness).

☐ **All Debts.** Except as this Guaranty may otherwise provide, the Guarantor guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations (Indebtedness)). Without limitation, this Guaranty includes the following described debt(s): ______.

Exclusions.

☐ Guarantor will be liable for $______ of the principal amount of the Indebtedness outstanding at default and for all of the accrued interest, and the expenses of collection, enforcement or protection of Lender's rights and remedies under this Guaranty, including reasonable attorneys' fees.

☐ Guarantor's liability will not exceed ______ % of the Indebtedness outstanding at default and all of the accrued interest, and the expenses of collection, enforcement or protection of Lender's rights and remedies under this Guaranty, including reasonable attorneys' fees.

☐ Indebtedness Excludes:

SECURITY.

☒ the Guaranty is unsecured.

☐ secured by ______.

IL only ☐ **CONFESSION OF JUDGMENT.** If Guarantor defaults, it authorizes any attorney to appear in a court of record and confess judgment against it in favor of Lender. The confession of judgment may be without process and for any amount due on this Guaranty including collection costs and reasonable attorneys' fees.

PA only ☐ **WARRANT OF AUTHORITY TO CONFESS JUDGMENT. Upon default, in addition to all other remedies and rights available to Lender, by signing below Guarantor irrevocably authorizes the prothonotary, clerk, or any attorney to appear in any court of record having jurisdiction over this matter and to confess judgment against Guarantor at any time without stay of execution. Guarantor waives notice, service of process and process. Guarantor agrees and understands that judgment may be confessed against Guarantor for any unpaid principal, accrued interest and accrued charges due on this Note, plus collection costs and reasonable attorneys' fees up to 15 percent of the judgment. The exercise of the power to confess judgment will not exhaust this warrant of authority to confess judgment and may be done as often as Lender elects. Guarantor further understands that Guarantor's property may be seized without prior notice to satisfy the debt owed. Guarantor knowingly, intentionally, and voluntarily waives any and all constitutional rights Guarantor has to pre-deprivation notice and hearing under federal and state laws and fully understands the consequences of this waiver.**

By signing immediately below, Guarantor agrees to the terms of the WARRANT OF AUTHORITY TO CONFESS JUDGMENT section.

SIGNATURES. By signing under seal, Guarantor agrees to the terms contained in this Guaranty (including those on page 2). Guarantor also acknowledges receipt of a copy of this Guaranty.

GUARANTOR:

AMINCOR, INC.
Entity Name (Seal)

Name, Title JOSEPH F. INGRASSIA, DIRECTOR (Seal)

Name, Title ROBERT L. OLSON, DIRECTOR (Seal)

ADDITIONAL PROVISIONS

The Guarantor further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the Guarantor or modify, reduce, limit or release the liability of the Guarantor hereunder.

2. This is an absolute, unconditional and continuing Guaranty of payment of the Indebtedness and will continue to be enforceable against the Guarantor, whether or not all Indebtedness is paid in full, until this Guaranty is revoked by written notice actually received by the Lender. Any revocation shall not be effective as to any Indebtedness existing or committed to at the time of actual receipt of notice by the Lender, or as to any renewals, extensions and refinancings thereof.

The Guarantor represents and warrants to the Lender that the Guarantor has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting from the creation of Indebtedness guaranteed hereby, and that this Guaranty is given for a business purpose. The Guarantor agrees to rely exclusively on its right to revoke this Guaranty prospectively as to future transactions by written notice actually received by Lender if at any time the benefits then being received by the Guarantor in connection with this Guaranty are not sufficient to warrant its continuance as a Guarantor as to future Indebtedness. Accordingly, the Lender may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefited by this Guaranty and that the Lender has no duty to inquire into or confirm the receipt of any benefits, and that this Guaranty will be enforceable without regard to the receipt, nature or value of any such benefits.

3. If the Guarantor is dissolved or becomes insolvent, however defined, or revokes this Guaranty, then the Lender has the right to declare the full amount of all Indebtedness immediately due and payable, and the Guarantor will forthwith pay the Lender. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, will become immediately due and payable without demand or notice thereof.

4. The Guarantor will be liable for all Indebtedness, without any limitation as to amount, plus accrued interest thereon and all other costs, fees, and expenses agreed to be paid under all agreements evidencing the Indebtedness and securing the payment of the Indebtedness, and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Guarantor hereunder. The Lender may apply any sums received by or available to the Lender on account of the Indebtedness from Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts will not reduce, affect or impair the liability of the Guarantor hereunder. If the liability of the Guarantor is limited pursuant to this paragraph 4, any payment made by the Guarantor under this Guaranty will be effective to reduce or discharge its liability only if accompanied by a written transmittal document, received by the Lender, advising that such payment is made under this Guaranty for that purpose.

5. The Guarantor will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

6. Whether or not any existing relationship between the Guarantor and Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Guarantor and without any notice to the Guarantor. The liability of the Guarantor will not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or approval by the Guarantor): (i) any acceptance of collateral security, Guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other Guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under §1111(b)(2) of the United States Bankruptcy Code.

7. The Guarantor waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, estoppel, statute of limitations, res judicata, statute of frauds, fraud, forgery, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Lender to Borrower or any such other person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The Guarantor shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though Borrower's obligations had not been discharged.

8. The Guarantor further agree(s) that Guarantor will be obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not accrue to Indebtedness due to Borrower's discharge, and Guarantor will be obligated to pay such amounts as fully as if Borrower's obligations had not been discharged.

9. If any payment applied by the Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied will for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty will be enforceable as to such Indebtedness as fully as if such application had never been made.

10. Until the obligations of the Borrower to Lender have been paid in full, the Guarantor waive(s) any claim, remedy or other right which the Guarantor may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Guarantor's obligation under this Guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration or any right to participate in any claim or remedy the Guarantor may have against the Borrower, collateral, or other party obligated for Borrower's debt, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

11. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Lender will not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

12. The liability of the Guarantor under this Guaranty is in addition to and is cumulative with all other liabilities of the Guarantor to the Lender as Guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. To induce Lender to enter into the Loan, Guarantor makes these representations and warranties for as long as Guaranty is in effect. Guarantor is duly organized, validly existing and in good standing under the laws in the jurisdiction where Guarantor was organized and is duly qualified, validly existing and in good standing in all jurisdictions in which Guarantor operates or Guarantor owns or leases property. Guarantor has the power and authority to enter into this transaction and to carry on Guarantor's business or activity as now conducted. The execution, delivery and performance of this Guaranty and the obligation evidenced by this Guaranty are within Guarantor's duly authorized powers; have received all necessary governmental approval; will not violate any provision of law or order of court or governmental agency; and will not violate any agreement to which Guarantor is a party or to which Guarantor is or any of Guarantor's property is subject. Other than previously disclosed in writing to Lender, Guarantor has not changed Guarantor's name or principal place of business within the last ten years and has not used any other trade or fictitious name. Without Lender's prior written consent, Guarantor does not and will not use any other name and will preserve Guarantor's existing name, trade names and franchises. Guarantor owns or leases all property that Guarantor needs to conduct Guarantor's business and activities. All of Guarantor's property is free and clear of all liens, security interests, encumbrances and other adverse claims and interests, except those Lender previously agreed to in writing. Guarantor is not violating any laws, regulations, rules, orders, judgments or decrees applicable to Guarantor or Guarantor's property, except for those that Guarantor is challenging in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its challenge should Guarantor lose.

14. This Guaranty is effective upon delivery to the Lender, without further act, condition or acceptance by the Lender. It will be binding upon the Guarantor and the successors and assigns of the Guarantor and will inure to the benefit of the Lender and its participants, successors and assigns. If there be more than one Guarantor, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each and every particular and shall be fully binding upon and enforceable against either, any or all the Guarantors. Any invalidity or unenforceability of any provision or application of this Guaranty will not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty are declared to be severable. Except as allowed by the terms herein, this Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by the laws of the State in which it is executed. The Guarantor waives notice of the Lender's acceptance hereof.

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Subordination Agreement

The undersigned, as the current first position secured Creditor, acknowledges Central State Bank's first priority security interest in those certain assets and any proceeds from the sale of said assets of Baker's Pride, Inc. and its subsidiaries as more fully detailed on Exhibit A of the attached Security Agreement (the "Assets"). The Assets shall be limited to that certain machinery and equipment as outlined on Exhibit A of the attached Security Agreement and shall not include any inventory or accounts receivable which result from the use of said Assets.

Capstone Business Credit, LLC

By: ______________________
John R. Rice, III

Title: Managing Member

Date: 1/25/12

Capstone Capital Group I, LLC

By: ______________________
John R. Rice, III

Title: Managing Member

Date: 1/25/12